Thrivent Series Fund, Inc.

Supplement to Prospectus,

dated April 30, 2012,

with respect to

Thrivent Partner Natural Resources Portfolio

Thrivent Partner Emerging Markets Portfolio

Thrivent Partner Utilities Portfolio

Thrivent Mid Cap Growth Portfolio II

Thrivent Partner International Stock Portfolio

Thrivent Large Cap Growth Portfolio II

Thrivent Partner Socially Responsible Bond Portfolio

Effective July 27, 2012, the name of Thrivent Partner Natural Resources Portfolio of Thrivent Series Fund, Inc. (the "Fund") will change to "Thrivent Natural Resources Portfolio." All references in the prospectus to Thrivent Partner Natural Resources Portfolio are replaced by the new name of Thrivent Natural Resources Portfolio.

Effective July 27, 2012, the name of Thrivent Partner Emerging Markets Portfolio of the Fund will change to "Thrivent Partner Emerging Markets Equity Portfolio." All references in the prospectus to Thrivent Partner Emerging Markets Portfolio are replaced by Thrivent Partner Emerging Markets Equity Portfolio (the "EME Portfolio").

In addition, the summary and non-summary sections of the EME Portfolio prospectus are revised. The first sentences of the "Principal Strategies" sections are deleted in their entirety and replaced with the following:

Under normal circumstances, the Portfolio invests at least 80% of its net assets in emerging market equities, with such equities possibly including common stock, preferred stock, convertible securities, depositary receipts and rights and warrants to buy common stock.

The following sentence is also added as the last sentence of the first paragraph to each "Principal Strategies" section:

Should the Adviser determine that the Portfolio would benefit from reducing the percentage of its net assets invested in emerging market equities from 80% to a lesser amount, it will notify you at least 60 days prior to the change.